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Exhibit 99.1

FOR IMMEDIATE RELEASE

Teladoc to Acquire Best Doctors to Provide a Comprehensive Virtual Healthcare Delivery Platform

Acquisition gives Teladoc an international footprint and significantly expands breadth of healthcare solutions

        PURCHASE, NY, June 19, 2017—Teladoc, Inc. (NYSE: TDOC), the nation's first and largest telehealth platform, announced today that it has entered into a definitive agreement to acquire Best Doctors, the world's leading expert medical consultation company focused on improving health outcomes for the most complex, critical and costly medical issues. Teladoc is creating a new paradigm for how patients access care by delivering a powerful connected care platform—a single solution for addressing a complete spectrum of medical conditions, from non-critical, episodic needs to chronic, complicated medical conditions. By leveraging the proven portfolio of healthcare solutions from both Best Doctors and Teladoc, members will have one simple, virtual, patient-centric way to resolve their healthcare issues, improving outcomes and reducing costs.

        "Today is a big day for patients and the greater healthcare system. At Teladoc, our vision has always been to provide the central, trusted source for consumers to find resolution to the broadest array of healthcare needs, on their terms," said Teladoc CEO, Jason Gorevic. "Now with Best Doctors' network of world-renowned experts in over 450 specialties, global footprint, and exceptional analytic capabilities, we are taking a monumental step towards making that vision a reality."

        Best Doctors has redefined the standard for addressing high acuity, complex care cases with a patient-centric clinical model proven to drive better outcomes for hundreds of the most high-cost medical conditions. Using advancements in analytics, cognitive computing, and an award-winning patient-centric process, the company brings the brightest minds in medicine to provide answers to the most complex medical concerns for their millions of members. The Best Doctors global network consists of 50,000+ medical experts who are peer-rated in a Gallup-certified poll as the top 5% of physicians in more than 450 medical specialties. In every major region of the world, the suite of Best Doctors solutions plays an important role in population health management, with the ability to monitor, react and positively affect change.

        "By combining data and analytics with a focus on nothing but the highest standard for care, we've successfully created a better way for patients and their families across the globe to get resolution to the most life-changing medical conditions," said Best Doctors CEO, Peter McClennen, who will continue to lead Best Doctors as president of the new division of Teladoc. "Now aligned as one greater organization under Teladoc, the impact we can make together is tremendous, delivering a paradigm shift in care access that comes with a phenomenal patient experience, unprecedented outcomes and cost savings."

        This acquisition builds on Teladoc's successful track record of acquiring and integrating companies with common purpose, complementary capabilities, and access to new markets.

        Teladoc will marry its award-winning technology, industry-leading engagement capabilities, and robust, scalable platform with Best Doctors' world-renowned network of medical experts, analytics expertise, patient decision-support, and regional expertise on a global scale. The newly combined company offers a highly differentiated suite of virtual care delivery solutions for a broad range of market segments, spanning the full spectrum of employers to health plans and health systems. Furthermore, Teladoc will now develop and deploy global expansion plans, meeting a broader spectrum of care needs outside the U.S.

Additional Information

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  Hear Teladoc CEO Jason Gorevic's vision for the combined company here.

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  Learn more about the announcement here.

Transaction Summary

        This transaction is expected to close in July 2017 subject to regulatory approvals and customary closing conditions. Under the terms of the agreement, the purchase price consists of $375 million cash and $65 million of Teladoc common stock. Teladoc has secured committed financing from Jefferies Finance LLC and Jefferies Group LLC for $360 million, which combined with the company's cash on hand, will fund the entire cash portion of the transaction. Piper Jaffray & Co. and Jefferies LLC. acted as financial advisors to Teladoc on this transaction and Latham & Watkins LLP acted as Teladoc's legal advisor. William Blair acted as exclusive financial advisor to Best Doctors and Ropes & Gray LLP acted as Best Doctors' legal advisor.

Financial Reporting and Business Outlook

        Best Doctors generated 2016 revenue of $92.2 million, and generated $23.7 million of revenue for the first three months of 2017. Best Doctors is expected to generate in excess of $100 million in 2017 revenues. Best Doctors generated $5.6 million of net loss and approximately $6.5 million of Adjusted EBITDA in 2016 and $2.1 million of net income and $2.2 million of Adjusted EBITDA for the first three months of 2017.

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  Teladoc reiterates its previously communicated second quarter 2017 guidance and commitment to achieving adjusted EBITDA break-even in the fourth quarter of 2017 independent of incremental positive contributions from Best Doctors.

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  As part of its second quarter earnings report, after the expected close of this transaction, Teladoc will provide an updated full-year 2017 financial outlook and guidance for the combined company after completing valuation and related purchase accounting considerations regarding Best Doctors.

Note: Results from Best Doctors reported net of divested businesses. Adjusted EBITDA is a non-GAAP measure. Because Best Doctors' calculation of this measure may differ from similar measures used by other companies, investors should be careful when comparing Best Doctors' non-GAAP financial measures to those of other companies. A reconciliation of GAAP to non-GAAP results has been provided in this press release below under the heading "Non-GAAP Financial Measures."

Management Conference Call

        Teladoc management will also provide additional details of the Best Doctors acquisition during a conference call today, Monday, June 19, at 5:30 p.m. Eastern Standard Time. Stockholders and interested participants may listen to a live broadcast of the conference call by dialing 877-201-0168 or 647-788-4901 for international callers, and referencing participant code 39358429 approximately 15 minutes prior to the call. A live webcast of the conference call and supplemental presentation materials will be available on the investor relations section of the company's website and an audio file of the call will also be archived for 90 days at ir.teladoc.com.

About Teladoc, Inc.

        Teladoc, Inc. (NYSE:TDOC) is the nation's first and largest telehealth platform. Recognized by MIT Technology Review as one of the "50 Smartest Companies," Teladoc is forging a new healthcare experience with an innovative portfolio of virtual care delivery solutions. Currently, Teladoc serves more than 7,500 clients—from payers to providers to employers—and more than 20 million members who connect within minutes to Teladoc's network of more than 3,100 board-certified, state-licensed physicians and therapists, 24/7. Teladoc's services and solutions marry a highly engaging consumer experience with the latest in data & analytics, and a highly flexible technology platform. Teladoc has delivered more than 2.5 million medical visits for general medical, dermatology, counseling, psychiatry, sexual health, and tobacco cessation.

About Best Doctors

        Founded in 1989 by Harvard Medical School physicians, Best Doctors is the world's leading medical consultation company that connects individuals facing difficult diagnostic or medical treatment decisions with the best doctors, ranked by impartial peer review in over 450 subspecialties of medicine, to review their diagnosis and treatment plans. Best Doctors serves millions of members worldwide utilizing access to the brightest minds in medicine, analytics and technology to deliver improved health outcomes while reducing costs. A Best Doctors expert opinion led to a change or refinement of diagnosis in 37% of cases that the company reviewed, as well as a change or improvement of treatment plans in 75% of cases.

Media Contacts:
Courtney McLeod
Director of Public Relations, Teladoc
914-265-6789
cmcleod@teladoc.com

Maura Siefring
GCI Health for Teladoc
215-837-8450
Maura.Siefring@gcihealth.com

Investor Contact:
Jisoo Suh
Director of Investor Relations
914-265-6706
jsuh@teladoc.com

Cautionary Note Regarding Forward-Looking Statements

        This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning Teladoc, Best Doctors, the proposed acquisition of Best Doctors and other matters. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding the intended acquisition of Best Doctors, future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

        Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Teladoc and Best Doctors. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the acquisition of Best Doctors, including failure to obtain applicable regulatory approvals in a timely manner or at all, integration risks, exposure to international operations and failure to achieve the anticipated benefits of the acquisition; (ii) changes in laws and regulations applicable to our business model; (iii) changes in market conditions and receptivity to our services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; and (vi) changes to our abilities to recruit and retain qualified providers into our network. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

        Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

        The following table reconciles Best Doctors' net income (loss) from continuing operations, net of disposed business, to EBITDA and Adjusted EBITDA for the periods presented:

	Twelve Months Ended December 31, 2016	Three Months Ended March 31, 2017
Net income (loss) from continuing operations, net of disposed business(1)	$(5,606)	2,079
Add (deduct):
Interest expense (income), net(2)	6,487	1,392
Income tax provision (benefit)(3)	415	151
Depreciation expense(4)	1,827	407
Amortization expense	1,256	325
EBITDA	4,380	4,355
Stock-based compensation expense	1,399	328
Gain on sale of business	—	(2,369)
Change in fair value of warrant liability	705	(82)
Adjusted EBITDA	$6,484	2,232

(1)
Reflects elimination of divested business net income of $1,698 and $223 for the year ended December 31, 2016 and for the three months ended March 31, 2017, respectively.

(2)
Reflects elimination of the divested business interest expense of $2 for the year ended December 31, 2016.

(3)
Reflects elimination of the divested business income tax of $289 for the year ended December 31, 2016.

(4)
Reflects elimination of the divested business depreciation expense of $19 for the year ended December 31, 2016.

        To supplement the financial information presented in accordance with U.S. GAAP, Best Doctors uses EBITDA and Adjusted EBITDA, which are non-U.S. GAAP financial measures, to clarify and enhance an understanding of past performance.

        EBITDA consists of net income or loss from continuing operations before interest, taxes, depreciation and amortization.

        Adjusted EBITDA consists of net income or loss from continuing operations before interest, taxes, depreciation and amortization, stock-based compensation expense, gain on sale of business and change in fair value of warrant liability.

        Best Doctors believes that the presentation of these financial measures enhances an investor's understanding of its financial performance, and that making such adjustments provides investors with both meaningful information to understand its results of operations and the ability to analyze financial and business trends on a period-to-period basis by excluding certain items that Best Doctors believes are not representative of its core business. Best Doctors uses certain financial measures for business planning purposes and in measuring its performance relative to that of its competitors. Best Doctors utilizes Adjusted EBITDA as the primary measure of its performance.

        Best Doctors believes both financial measures are commonly used by investors to evaluate its performance and that of its competitors. However, neither EBITDA nor Adjusted EBITDA should be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in accordance with U.S. GAAP as measures of performance. EBITDA and Adjusted EBITDA have important limitations as analytical tools and you should not consider them in isolation or as a substitute for analysis of Best Doctors' results as reported under U.S. GAAP. Some of these limitations are that:

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  EBITDA and Adjusted EBITDA do not reflect the significant interest expense on Best Doctors' debt;

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  EBITDA and Adjusted EBITDA eliminate the impact of income taxes on Best Doctors' results of operations;

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  Adjusted EBITDA does not reflect the significant non-cash stock compensation expense which should be viewed as a component of recurring operating costs;

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  Adjusted EBITDA does not reflect the significant non-recurring gains on the sale of businesses; and

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  Adjusted EBITDA does not reflect the significant non-recurring charge associated with the change in fair value of warrant liability.

        In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and both measures do not reflect any expenditures for such replacements. Other companies in Best Doctors' industry may calculate EBITDA and Adjusted EBITDA differently, limiting the usefulness of EBITDA and Adjusted EBITDA as comparative measures.

        Best Doctors compensates for these limitations by using EBITDA and Adjusted EBITDA along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of its operating performance. Such U.S. GAAP measurements include gross profit, net profit or loss from continuing operations and other performance measures.

        In evaluating these financial measures, you should be aware that in the future Best Doctors may incur expenses similar to those eliminated in this presentation. Best Doctors' presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that Best Doctors' future results will be unaffected by unusual or nonrecurring items.

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  Exhibit 99.1
Teladoc to Acquire Best Doctors to Provide a Comprehensive Virtual Healthcare Delivery Platform